                          ANNUAL REPORT / JULY 31 1999

                       AIM LIMITED MATURITY TREASURY FUND

                                 [COVER IMAGE]


                            [AIM LOGO APPEARS HERE]

                                [ COVER IMAGE ]

                     -------------------------------------

           ALEXANDER HAMILTON BY JOHN TRUMBULL (AMERICAN, 1756-1843)

   AS THE UNITED STATES' FIRST SECRETARY OF THE TREASURY, ALEXANDER HAMILTON

                   PROVIDED THE BASIC MODEL FOR OUR PRESENT

  ECONOMIC SYSTEM. AFTER THE REVOLUTIONARY WAR, WHEN THE NEWLY FORMED UNITED

  STATES FOUND ITSELF DEEP IN DEBT, HAMILTON PROPOSED ISSUING A NEW SERIES OF

 GOVERNMENT BONDS WHICH WOULD PRESUMABLY SELL (AND DID) BECAUSE OF HIGH PUBLIC

   CONFIDENCE IN THE NEW COUNTRY. U.S. TREASURY SECURITIES CONTINUE TO BE A

           POPULAR INVESTMENT CHOICE TODAY FOR THE VERY SAME REASON.

                     -------------------------------------

AIM Limited Maturity Treasury Fund is for shareholders who seek high monthly income free from state taxes while maintaining relative stability of principal by investing in U.S. Treasury notes with maturities of three years or less.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Limited Maturity Treasury Fund performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. When sales charges are included in performance figures, those figures reflect the maximum 1.00% sales charge. Had fund expenses not been waived in the past, performance figures would have been lower.
o AIM Limited Maturity Treasury Fund's average annual total returns, including sales charges, for periods ended June 30, 1999, the most recent calendar quarter end, were as follows: one year, 3.44% (4.46% excluding sales charges); five years, 5.41%; 10 years, 6.04%; inception (12/15/87), 6.26%.
o The 30-day yield is calculated on the basis of a formula defined by the Securities and Exchange Commission (SEC). The formula is based on the fund's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of its holdings, net of all expenses and expressed on an annualized basis.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
o The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o Government securities, such as U.S. Treasury bills, notes and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value and yield will vary with market conditions.
o The Lehman 1- to 2-Year U.S. Government Bond Index is an unmanaged index composed of U.S. agency and Treasury issues with maturities of one to two years.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
     GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.



                       AIM LIMITED MATURITY TREASURY FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER




                   Dear Fellow Shareholder:

                   With only several months remaining in 1999, the question on
   [PHOTO OF       many of your minds may be, "How will the year 2000 computer
  Charles T.       issue affect AIM and my investments?" We would like you to
    Bauer,         feel comfortable. We are pleased to be able to report to
 Chairman of       you that as of June 1999 we achieved a major milestone
 the Board of      toward year 2000 compliance status: we have successfully
   THE FUND        completed the testing of all of our mission-critical
 APPEARS HERE]     systems.
                       Earlier this year, AIM participated in an industrywide
                   test that gave us a chance to see how our technology systems might be affected by the changeover to the year
                   2000 (Y2K). Everything went as well as we had hoped; in general, the industry sailed through the testing process with flying colors. The financial industry has been seen as a leader in planning for year 2000 concerns. Thus, it was no surprise to most participants that the test was an overwhelming success.
    The general purpose of the process was to test electronic interfaces among financial industry members in the United States and to follow transactions through a typical trading cycle--from order entry to the settlement process. Investment banks, broker-dealers, custodian banks and mutual fund companies all worked together to make this possible. Approximately 400 firms were involved in the testing; AIM was one of 70 asset managers.
    During the testing process, thousands of transactions were submitted and approximately 260,000 steps were tested. Of those, only a handful experienced minor glitches--just 0.02% of the total number of transactions. All problems were worked through quickly before the hypothetical trades were settled. Of course, AIM will keep testing and planning throughout 1999 as a precaution.

AIM'S INTERNAL EFFORTS CONTINUE
As you know from our previous communications to you, AIM has been addressing the year 2000 issue for several years. Now that we have finished adjusting our applications and systems, our focus for the rest of 1999 is to continue monitoring the year 2000 readiness status of outside sources we're linked to electronically. On the investment side, our portfolio management staff is continually evaluating the Y2K preparedness of the domestic and foreign companies in which we invest.
    We feel that our preparations for 2000 are very comprehensive, and the industrywide testing showed that our colleagues in the financial industry are also working hard to be ready for the new year. We do not think shareholders need to take any extraordinary measures with their investments to prepare for 2000. However, if you have any lingering concerns, it may reassure you to know that AIM is finalizing contingency plans that will be ready if necessary. Our plans will give AIM employees guidelines to follow for a wide variety of situations.
    For a more comprehensive discussion of our Y2K efforts and for periodic updates, please visit our Web site, www.aimfunds.com.
    We are pleased to send you this report covering your fund's performance over the fiscal year. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our automated AIM Investor Line at 800-246-5463 or at our Web site.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. We appreciate your business.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer

Chairman
A I M Advisors, Inc.

                     ------------------------------------

                          THE FINANCIAL INDUSTRY HAS

                             BEEN SEEN AS A LEADER

                           IN PLANNING FOR YEAR 2000

                                   CONCERNS.

                     ------------------------------------

PLEASE NOTE THAT THE INFORMATION ABOUT THE YEAR 2000 IN THIS LETTER IS DEEMED AIM'S YEAR 2000 READINESS DISCLOSURE.

                       AIM LIMITED MATURITY TREASURY FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


FUND REMAINS STABLE IN CHANGING
MARKET ENVIRONMENT

HOW DID AIM LIMITED MATURITY TREASURY FUND PERFORM DURING THE FISCAL YEAR?
The recovery of markets since last year's global financial crisis was tempered somewhat by inflation fears in the United States, especially in bond markets.
    The fund stuck to its discipline, and net asset value (NAV) per share remained between $10.01 and $10.27 during the 12-month reporting period, showing low volatility.
    The fund also continued to provide attractive income during the fiscal year. As of July 31, 1999, the 30-day distribution rate at NAV was 4.55%. The 30-day SEC yield at maximum offering price was 4.95%.
    Total return for the fund as of the end of the fiscal year was 4.32% at NAV, which does not include sales charges. Comparatively, the Lehman 1- to 2-Year U.S. Government Bond Index had a return of 4.96% for the reporting period. Total net assets in the fund stood at $407 million at the end of the fiscal year.

WHAT WAS THE MARKET ENVIRONMENT LIKE DURING THE FISCAL YEAR?
During the late summer and early fall of 1998, financial crises overseas pummeled markets with record volatility. This caused a "flight to quality" that sharply increased the demand for U.S. Treasury securities, pushing up their prices. As a result, the yield on the two-year Treasury note fell 121 basis points (1.21%) to 4.27% during the third quarter of 1998. Global markets began to rebound late in the year, spurred by U.S. interest-rate cuts made by the Federal Reserve Board (the Fed). At the same time, the U.S. economy drove ahead despite predictions that it would slow.
    As global markets continued to recover into 1999, Treasury yields began to increase, reflecting strong domestic economic growth. Investors and economists worried that the strong U.S. economy would spark inflation and force the Fed to raise interest rates. These fears roiled bond markets during the second quarter of 1999, eroding Treasury prices in May and June and sending their yields higher. The yield on the benchmark 30-year Treasury bond soared from 5.09% at the beginning of 1999 to 6.16% on June 24, its highest level since 1997.
    Speculation surrounding the Fed's possible action did not end until the central bank raised the federal funds rate from 4.75% to 5% on June 30. The Fed also said it had shifted from a tightening to a neutral bias, which seemed to indicate that it planned no further rate hikes in the near future. That sparked a relief rally in bond markets as investors were reassured that the Fed remained vigilant toward preventing inflation. As of June 30, the two-year Treasury note was yielding 5.52%.
    However, Fed Chairman Alan Greenspan jolted financial markets in July when he said that the Fed would need to be especially alert to inflation risks, citing the tight job market as a reason. Indeed, the employment cost index--a widely watched gauge of wage trends--registered an unexpected 1.1% increase in July, its largest rise since 1991. Some market watchers worried that this increase raised the odds of a future interest-rate hike.

HOW DID THE MARKET ENVIRONMENT AFFECT THE FUND?
The fund has looked particularly strong compared to the broader fixed-income universe so far in 1999. Although bond yields were volatile during the past fiscal year, the fact that the fund invests in securities between one and two years to maturity helped dampen the impact of rising

                     ------------------------------------

                            THE RECOVERY OF MARKETS

                           SINCE LAST YEAR'S GLOBAL

                         FINANCIAL CRISIS WAS TEMPERED

                          SOMEWHAT BY INFLATION FEARS

                          IN THE UNITED STATES . . .

                     ------------------------------------

YIELD CURVE--U.S. TREASURY SECURITIES

As of 7/31/99, with time to maturity

AREA OF INVESTMENT FOCUS
================================================================================

0-3 Months        4.74%
6 Months          4.84%
1 Year            5.10%
2 Years           5.62%
5 Years           5.79%
10 Years          5.90%
30 Years          6.10%
================================================================================
Source: Bloomberg

         See important fund and index disclosures inside front cover.

                       AIM LIMITED MATURITY TREASURY FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

                     -------------------------------------

                        WE BELIEVE THE FUND'S LOW PRICE

                      VOLATILITY AND CONSISTENT YIELD OVER

                       TIME SHOULD CONTINUE TO PROVIDE AN

                      EXCELLENT RISK/RETURN RELATIONSHIP.

                     -------------------------------------

interest rates on its NAV. The shorter a bond's maturity, the less its price reacts to interest-rate changes like the ones we have seen.
    While inflation fears drove yields higher during the first half of 1999, the fund's short maturity helped produce a positive total return. At the same time, government and high-grade bond funds that invest in longer-term securities struggled with higher interest rates, and many posted negative returns over the same period.

DID YOUR STRATEGY CHANGE OVER THE FISCAL YEAR?
We maintained our disciplined approach throughout the reporting period. In researching U.S. Treasury securities for the fund, we have found that a favorable risk/return scenario generally occurs in the one- to two-year range of securities. This is the area of the steepest slope in the yield curve (see the chart on the previous page). So we buy two-year Treasury notes every month and sell them after a year, a strategy called "rolling down the yield curve" that creates a laddered portfolio. Because two-year Treasury notes are coupon-bearing securities (meaning they have a fixed interest rate), they tend to appreciate slightly in price as they roll down the yield curve to a lower interest-rate environment. This strategy has historically provided a consistent yield and a greater degree of price stability for the fund.

THE U.S. TREASURY RECENTLY ANNOUNCED CHANGES TO ITS AUCTION SCHEDULE AND A DEBT-REPURCHASE PLAN. HOW WILL THE FUND BE AFFECTED?
In early August, Treasury Secretary Lawrence Summers announced a cut from three to two annual 30-year bond auctions, and he also hinted at changes to the current monthly auction schedules for one-year Treasury bills and two-year Treasury notes. We will not know how changes in the monthly auction might affect the fund until they are actually announced. The short maturity of the two-year note readily appeals to both retail and institutional investors and offers the Treasury flexibility in managing its debt balances. As a result, market participants do not anticipate drastic changes in the auction schedule for two-year notes.
    For more on the debt-repurchase plan, please see the sidebar.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
The Greenspan Fed has been working to keep inflation out of the U.S. economy. In the long run, a move to raise interest rates this fall could be seen as good news for the bond market because inflation is the primary threat to fixed-income investments.
    If interest rates do continue to rise, it is important to note that the fund's NAV will fall. However, the short-term nature of the fund's investments limits the NAV impact of rising yields. The opportunity to buy higher-yielding securities should both help the fund's total return and offset at least some of the NAV drop. We believe the fund's low price volatility and consistent yield over time should continue to provide an excellent risk/return relationship.


TREASURY TO BUY BACK DEBT

On August 4, the U.S. Treasury announced a proposal to reduce the amount of outstanding government debt by repurchasing a portion of the more than $3 trillion of Treasury securities held by the public. The proposal came as the United States approaches its second straight annual budget surplus. If approved, it will be the first time this century that the Treasury has done a buyback of this nature.
    Treasury Secretary Lawrence Summers said the buyback would help prolong the U.S. economy's long-running expansion because

o the United States could rely less on borrowing from abroad to finance American investment;
o   there would be less domestic interest-rate pressure; and
o   borrowing costs for businesses and families would be lower as a result.

    Government officials believe the budget surplus will continue for several years, so there will be less need for borrowing by the U.S. government, meaning fewer Treasury securities issued. Treasury issuance has already been dropping steadily during recent years, from $546 billion in 1995 to $486 billion in 1998; by late July 1999, only $191 billion had been issued.
    What does this mean for your fund? The repurchase plan will probably most affect longer-term bonds with higher interest rates, such as those with 15 to 30 years to maturity. Because there is strong demand for shorter-term Treasury securities like the ones in which this fund invests, we believe that the buyback will not materially affect the fund. The Treasury's proposed plan, available for comment on its Web site (www.ustreas.gov), will most likely be implemented gradually to avoid disrupting bond markets.

    See important fund and index disclosure inside front cover.

                       AIM LIMITED MATURITY TREASURY FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM LIMITED MATURITY TREASURY FUND VS. BENCHMARK INDEX

7/31/89-7/31/99

In thousands
================================================================================
                 AIM Limited Maturity             Lehman 1-to-2 Year
                    Treasury Fund             U.S. Government Bond Index
--------------------------------------------------------------------------------

7/89                    $10,000                         $10,000
7/90                     10,765                          10,823
7/91                     11,737                          11,863
7/92                     12,850                          13,035
7/93                     13,448                          13,679
7/94                     13,746                          14,041
7/95                     14,619                          15,000
7/96                     15,349                          15,730
7/97                     16,353                          16,817
7/98                     17,241                          17,803
7/99                     17,796                          18,788

Past performance cannot guarantee comparable future results.

================================================================================

ABOUT THIS CHART
The chart compares your fund to a benchmark index, which measures the performance of a hypothetical portfolio. It is important to understand the difference between your fund and an index. Your fund's total return is shown with a sales charge, and it includes fund expenses and management fees. A market index such as the Lehman 1- to 2-Year U.S. Government Bond Index is not managed and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. Use of this index is intended to give you a general idea of how your fund performed compared to the bond market.

AVERAGE ANNUAL TOTAL RETURNS

As of 7/31/99, including sales charges

================================================================================
Inception (12/15/87)            6.23%

10 years                        5.93

5 years                         5.31

1 year                          3.29*

*4.32%, excluding sales charges

Sources: Towers Data Systems HYPO--Registered Trademark--, Bloomberg.
================================================================================

Your fund's total return includes sales charges, expenses and management fees. For fund data performance calculations and descriptions of benchmarks cited on this page, please see the inside front cover.
    MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.


                       AIM LIMITED MATURITY TREASURY FUND

SCHEDULE OF INVESTMENTS

July 31, 1999

                                                                               PRINCIPAL
                                                                                AMOUNT             MARKET
                                                              MATURITY           (000)             VALUE
                                                              --------         ---------        ------------
U.S. TREASURY SECURITIES

U.S. TREASURY NOTES-100.19%

5.125%                                                         8/31/00         $ 34,330         $ 34,238,339
------------------------------------------------------------------------------------------------------------
4.50%                                                          9/30/00           34,000           33,648,440
------------------------------------------------------------------------------------------------------------
4.00%                                                         10/31/00           34,060           33,472,806
------------------------------------------------------------------------------------------------------------
4.625%                                                        11/30/00           34,100           33,734,789
------------------------------------------------------------------------------------------------------------
4.625%                                                        12/31/00           35,100           34,681,959
------------------------------------------------------------------------------------------------------------
4.50%                                                          1/31/01           34,100           33,607,255
------------------------------------------------------------------------------------------------------------
5.00%                                                          2/28/01           34,500           34,222,965
------------------------------------------------------------------------------------------------------------
4.875%                                                         3/31/01           34,000           33,625,660
------------------------------------------------------------------------------------------------------------
5.00%                                                          4/30/01           34,200           33,877,836
------------------------------------------------------------------------------------------------------------
5.25%                                                          5/31/01           34,240           34,031,136
------------------------------------------------------------------------------------------------------------
5.75%                                                          6/30/01           34,090           34,160,907
------------------------------------------------------------------------------------------------------------
5.50%                                                          7/31/01           34,700           34,623,660
============================================================================================================
         TOTAL U.S. TREASURY SECURITIES (COST $410,249,128)                                      407,925,752
============================================================================================================
TOTAL INVESTMENTS-100.19%                                                                        407,925,752
============================================================================================================
LIABILITIES LESS OTHER ASSETS-(0.19%)                                                               (777,262)
============================================================================================================
NET ASSETS-100.00%                                                                              $407,148,490
============================================================================================================

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 1999

ASSETS:

Investments, at market value (cost
  $410,249,128)                            $407,925,752
-------------------------------------------------------
Cash                                          2,864,297
-------------------------------------------------------
Receivables for:
  Investments sold                           34,703,269
-------------------------------------------------------
  Fund shares sold                            3,745,894
-------------------------------------------------------
  Interest                                    4,198,519
-------------------------------------------------------
Investment in deferred compensation plan         30,068
-------------------------------------------------------
Other assets                                     54,032
-------------------------------------------------------
    Total assets                            453,521,831
-------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                      34,638,671
-------------------------------------------------------
  Fund shares reacquired                     10,858,373
-------------------------------------------------------
  Dividends                                     495,043
-------------------------------------------------------
  Deferred compensation                          30,068
-------------------------------------------------------
Accrued advisory fees                            71,337
-------------------------------------------------------
Accrued distribution fees                        74,125
-------------------------------------------------------
Accrued transfer agent fees                      52,749
-------------------------------------------------------
Accrued operating expenses                      152,975
-------------------------------------------------------
    Total liabilities                        46,373,341
-------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING                              $407,148,490
=======================================================

NET ASSETS:

Class A                                    $390,017,633
=======================================================
Institutional Class                        $ 17,130,857
-------------------------------------------------------

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                      38,882,645
=======================================================
Institutional Class                           1,707,856
-------------------------------------------------------
Class A:
  Net asset value and redemption price
    per share                              $      10.03
-------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.03 / 99.00%)   $      10.13
-------------------------------------------------------
Institutional Class:
  Net asset value, redemption price and
    offering price per share               $      10.03
=======================================================

STATEMENT OF OPERATIONS

For the year ended July 31, 1999

INVESTMENT INCOME:

Interest                                    $21,893,952
-------------------------------------------------------

EXPENSES:

Advisory fees                                   850,738
-------------------------------------------------------
Administrative services fees                     70,069
-------------------------------------------------------
Transfer agent fees-Class A                     474,047
-------------------------------------------------------
Transfer agent fees-Institutional Class           3,113
-------------------------------------------------------
Distribution fees-Class A (See Note 2)          591,643
-------------------------------------------------------
Other                                           229,521
-------------------------------------------------------
    Total expenses                            2,219,131
-------------------------------------------------------
Less: Expenses paid indirectly                   (4,605)
-------------------------------------------------------
    Net expenses                              2,214,526
-------------------------------------------------------
Net investment income                        19,679,426
-------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain from investment
  securities                                  1,359,439
-------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment securities    (3,023,894)
-------------------------------------------------------
      Net gain (loss) from investment
         securities                          (1,664,455)
-------------------------------------------------------
Net increase in net assets resulting from
  operations                                $18,014,971
=======================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended July 31, 1999 and 1998

                                                                  1999            1998
                                                              ------------    ------------
OPERATIONS:

  Net investment income                                       $ 19,679,426    $ 22,758,619
------------------------------------------------------------------------------------------
  Net realized gain from investment securities                   1,359,439       1,855,056
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       (3,023,894)     (1,793,413)
------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        18,014,971      22,820,262
------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:

  Class A                                                      (18,245,067)    (20,003,878)
------------------------------------------------------------------------------------------
  Institutional Class                                           (1,523,201)     (2,754,741)
------------------------------------------------------------------------------------------

SHARE TRANSACTIONS-NET:

  Class A                                                       46,655,684     (44,498,315)
------------------------------------------------------------------------------------------
  Institutional Class                                          (33,718,444)      1,723,996
------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                       11,183,943     (42,712,676)
------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          395,964,547     438,677,223
------------------------------------------------------------------------------------------
  End of period                                               $407,148,490    $395,964,547
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $413,559,490    $400,652,004
------------------------------------------------------------------------------------------
  Undistributed net investment income                               29,754          88,842
------------------------------------------------------------------------------------------
  Undistributed realized gain (loss) on sales of investment
    securities                                                  (4,117,378)     (5,476,817)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  (2,323,376)        700,518
------------------------------------------------------------------------------------------
                                                              $407,148,490    $395,964,547
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Limited Maturity Treasury Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of two separate series portfolios. The investment objective of the Fund is to seek liquidity with minimum fluctuation in principal value and, consistent with this investment objective, the highest total return achievable. The Fund currently offers two different classes of shares: the Class A shares and the Institutional Class. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of these financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations--Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by the pricing service are valued at the mean between the last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.
B. Securities Transactions and Investment Income--Securities transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of discounts on investments, is earned from settlement date and is recorded on the accrual basis. It is the policy of the Fund not to amortize bond premiums for financial reporting purposes. Realized gains and losses from securities transactions are recorded on the identified cost basis. On July 31, 1999, undistributed net investment income was increased by $29,754 and paid-in-capital decreased by $29,754 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Dividends and Distributions to Shareholders--It is the policy of the Fund to declare daily dividends from net investment income. Such distributions are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually.
D. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward (which may be carried forward to offset future taxable capital gains, if any) of $2,924,409, which expires, if not previously utilized, through the year 2005.
E. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated between the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM") with respect to the Fund. Under the terms of the master investment advisory agreement, the Fund pays AIM an advisory fee at the annual rate of 0.20% of the first $500 million of the Fund's average daily net assets plus 0.175% of the Fund's average daily net assets in excess of $500 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended July 31, 1999, the Fund paid AIM $70,069 for such services.
  The Fund, pursuant to a transfer agent and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended July 31, 1999, the Fund paid AFS $206,185 for such services.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Class. The Trust has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to the Class A shares. The Fund pays AIM Distributors compensation at an annual rate of 0.15% of the average daily net assets attributable to the Class A shares. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. The

Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Fund. During the year ended July 31, 1999, the Fund paid AIM Distributors $591,643 as compensation under the Plan.
  AIM Distributors received commissions of $75,023 during the year ended July 31, 1999 from sales of Class A shares. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, proceeds from sales of Class A shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors, FMC and AFS.
  During the year ended July 31, 1999, the Fund paid legal fees of $4,376 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES
The Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $4,605 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $4,605 during the year ended July 31, 1999.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1 billion or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended July 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period. Prior to May 28, 1999, the commitment fee rate was 0.05%.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 1999 was $804,343,804 and $787,113,635, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of July 31, 1999 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $     30,522
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (3,546,327)
---------------------------------------------------------
Net unrealized appreciation (depreciation)
  of investment securities                   $ (3,515,805)
=========================================================

Cost of investments for tax purposes is $411,441,557.

NOTE 6-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended July 31, 1999 and 1998 were as follows:

                                  1999                          1998
                       ---------------------------   ---------------------------
                         SHARES         AMOUNT         SHARES         AMOUNT
                       -----------   -------------   -----------   -------------
Sold:
  Class A               66,719,952   $ 675,218,081    22,832,451   $ 229,871,705
--------------------------------------------------------------------------------
  Institutional Class      489,034       4,947,727     1,450,340      14,604,304
--------------------------------------------------------------------------------
Issued as a
  reinvestment of
  dividends:
  Class A                1,524,802      15,430,990     1,671,295      16,825,885
--------------------------------------------------------------------------------
  Institutional Class        1,998          20,239         4,391          44,205
--------------------------------------------------------------------------------
Reacquired:
  Class A              (63,662,111)   (643,993,387)  (28,922,414)   (291,195,905)
--------------------------------------------------------------------------------
  Institutional Class   (3,809,602)    (38,686,410)   (1,281,958)    (12,924,513)
--------------------------------------------------------------------------------
                         1,264,073   $  12,937,240    (4,245,895)  $ (42,774,319)
================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A outstanding during each of the years in the five-year period ended July 31, 1999.

                                                                   1999          1998           1997          1996           1995
                                                                 --------      --------       --------      --------       --------
Net asset value, beginning of period                             $  10.07      $  10.07       $   9.97      $  10.03       $   9.96
------------------------------------------------------------     --------      --------       --------      --------       --------
Income from investment operations:
  Net investment income                                              0.47          0.53           0.54          0.55           0.54
------------------------------------------------------------     --------      --------       --------      --------       --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     (0.04)           --           0.10         (0.06)          0.07
------------------------------------------------------------     --------      --------       --------      --------       --------
    Total from investment operations                                 0.43          0.53           0.64          0.49           0.61
------------------------------------------------------------     --------      --------       --------      --------       --------
Less distributions:
  Dividends from net investment income                              (0.47)        (0.53)         (0.54)        (0.55)         (0.54)
------------------------------------------------------------     --------      --------       --------      --------       --------
Net asset value, end of period                                   $  10.03      $  10.07       $  10.07      $   9.97       $  10.03
============================================================     ========      ========       ========      ========       ========
Total return(a)                                                      4.32%         5.42%          6.55%         4.98%          6.36%
============================================================     ========      ========       ========      ========       ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $390,018      $345,355       $389,812      $359,048       $274,480
============================================================     ========      ========       ========      ========       ========
Ratio of expenses to average net assets                              0.54%(b)      0.54%          0.54%         0.54%          0.51%
============================================================     ========      ========       ========      ========       ========
Ratio of net investment income to average net assets                 4.61%(b)      5.29%          5.35%         5.45%          5.44%
============================================================     ========      ========       ========      ========       ========
Portfolio turnover rate                                               184%          133%           130%          117%           120%
============================================================     ========      ========       ========      ========       ========

(a) Does not deduct sales charges.
(b) Ratios are based on average net assets of $394,428,791.

                       INDEPENDENT AUDITORS' REPORT

                       To the Board of Trustees and Shareholders of AIM Investment Securities Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Limited Maturity Treasury Fund (a series of AIM Investment Securities Funds) including the schedule of investments, as of July 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Limited Maturity Treasury Fund as of July 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                       KPMG LLP

                       September 3, 1999
                       Houston, Texas

BOARD OF TRUSTEES                                 OFFICERS                                 OFFICE OF THE FUND
Charles T. Bauer                                  Charles T. Bauer                         11 Greenway Plaza
Chairman                                          Chairman                                 Suite 100
A I M Management Group Inc.                                                                Houston, TX 77046
                                                  Robert H. Graham
Bruce L. Crockett                                 President                                INVESTMENT ADVISOR
Director
ACE Limited;                                      Carol F. Relihan                         A I M Advisors, Inc.
Formerly Director, President, and                 Senior Vice President and Secretary      11 Greenway Plaza
Chief Executive Officer                                                                    Suite 100
COMSAT Corporation                                Gary T. Crum                             Houston, TX 77046
                                                  Senior Vice President
Owen Daly II                                                                               TRANSFER AGENT
Director                                          Dana R. Sutton
Cortland Trust Inc.                               Vice President and Treasurer             A I M Fund Services, Inc.
                                                                                           P.O. Box 4739
Edward K. Dunn Jr.                                Melville B. Cox                          Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;              Vice President
Formerly Vice Chairman and President,                                                      CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and          Karen Dunn Kelley
President, Mercantile Bankshares                  Vice President                           Bank of New York
                                                                                           90 Washington Street, 11th Floor
Jack Fields                                       Mary J. Benson                           New York, NY 10286
Chief Executive Officer                           Assistant Vice President and
Texana Global, Inc.;                              Assistant Treasurer                      COUNSEL TO THE FUND
Formerly Member
of the U.S. House of Representatives              Sheri Morris                             Ballard Spahr
                                                  Assistant Vice President and             Andrews & Ingersoll, LLP
Carl Frischling                                   Assistant Treasurer                      1735 Market Street
Partner                                                                                    Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel LLP             Renee A. Friedli
                                                  Assistant Secretary                      COUNSEL TO THE TRUSTEES
Robert H. Graham
President and Chief Executive Officer             P. Michelle Grace                        Kramer, Levin, Naftalis & Frankel LLP
A I M Management Group Inc.                       Assistant Secretary                      919 Third Avenue
                                                                                           New York, NY 10022
Prema Mathai-Davis                                Jeffrey H. Kupor
Chief Executive Officer, YWCA of the U.S.A.,      Assistant Secretary                      DISTRIBUTOR
Commissioner, New York City Dept. for
the Aging; and member of the Board of Directors,  Nancy L. Martin                          A I M Distributors, Inc.
Metropolitan Transportation Authority of          Assistant Secretary                      11 Greenway Plaza
New York State                                                                             Suite 100
                                                  Ofelia M. Mayo                           Houston, TX 77046
Lewis F. Pennock                                  Assistant Secretary
Attorney                                                                                   AUDITORS
                                                  Lisa A. Moss
Louis S. Sklar                                    Assistant Secretary                      KPMG LLP
Executive Vice President                                                                   700 Louisiana
Hines Interests                                   Kathleen J. Pflueger                     Houston, TX 77002
Limited Partnership                               Assistant Secretary

                                                  Samuel D. Sirko
                                                  Assistant Secretary

                                                  Stephen I. Winer
                                                  Assistant Secretary

STATE TAX INFORMATION
Of the total dividends paid, 100% was derived from U.S. Treasury obligations.

                     ------------------------------------

                                   WE INFORM

                             OUR SHAREHOLDERS ABOUT

                               THEIR INVESTMENTS

                   WITH REGULAR MAILINGS THROUGHOUT THE YEAR.

                     ------------------------------------

AIM FUNDS(SM) KEEPS YOU POSTED ON YOUR INVESTMENT

We inform our shareholders about their investments with regular mailings throughout the year. Here is a description of the documents you will receive concerning your account and fund.

o DAILY CONFIRMATION STATEMENTS. A record of the transactions you initiate. For example, if you transfer part or all of your investment from one AIM fund to another, you will receive a statement confirming that the transaction took place.

o QUARTERLY STATEMENTS. These show you how your account has performed over the fiscal quarter and provide information on any applicable dividend payments. Statement inserts that sometimes accompany these mailings may give specific information about your fund or may contain educational information of general interest.

o PROXY. As a shareholder of an AIM fund, you have the right to vote on any change to a fund's published bylaws or objectives. If the fund's board of directors proposes such a change, AIM will send a proxy to the shareholders. The proxy allows you to direct an authorized person to cast your vote according to your instructions. You can vote your proxy by mail, phone or e-mail.

o PROSPECTUS. AIM sends you an updated version of your fund's prospectus every year. Your prospectus contains valuable information about your fund's objectives, risks, management and fees. Because this information is important, you should keep your prospectus with your other fund records.

o ANNUAL AND SEMIANNUAL REPORTS. AIM fund reports are sent to you twice a year, the semiannual covering the first six months of the fiscal year for a fund and the annual covering the entire fiscal year. These reports give you an idea of how your fund performed compared to the market in general. The reports also give you information about the holdings in your fund's portfolio and how market conditions and management decisions have affected your fund.

o YEAR-END TAX INFORMATION. This includes your year-end account statement, cost-basis statement and any tax forms pertinent to your AIM account. The tax forms report distributions you have received from your AIM funds, redemptions or exchanges you have made and any contributions you have made to tax-advantaged retirement accounts. It is important to retain the latter, IRS Form 5498, if you need to track deductible vs. nondeductible IRA contributions. The cost-basis statements are also important to retain because they can be very useful for calculating capital gains or losses if you use the "average basis single category" method of calculating cost basis. Year-end tax information will be accompanied by tax communications from AIM to help you fill out your tax forms. Your tax advisor can assist you in sorting through your year-end statements and other tax communications.

THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                             INTERNATIONAL GROWTH FUNDS             A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)            AIM Advisor International Value Fund   leadership in the mutual-fund industry
AIM Blue Chip Fund                       AIM Asian Growth Fund                  since 1976 and managed approximately $121
AIM Capital Development Fund             AIM Developing Markets Fund            billion in assets for more than 6.3 million
AIM Constellation Fund                   AIM Euroland Growth Fund(A)            shareholders, including individual investors,
AIM Dent Demographic Trends Fund         AIM European Development Fund          corporate clients and financial institutions,
AIM Large Cap Growth Fund                AIM International Equity Fund          as of June 30, 1999.
AIM Mid Cap Equity Fund                  AIM Japan Growth Fund                      The AIM Family of Funds--Registered Trademark--
AIM Select Growth Fund                   AIM Latin American Growth Fund         is distributed nationwide, and AIM today is the
AIM Small Cap Growth Fund                AIM New Pacific Growth Fund            10th-largest mutual-fund complex in the United
AIM Small Cap Opportunities Fund                                                States in assets under management, according to
AIM Value Fund                           GLOBAL GROWTH FUNDS                    Strategic Insight, an independent mutual-fund
AIM Weingarten Fund                      AIM Global Aggressive Growth Fund      monitor.
                                         AIM Global Growth Fund
GROWTH & INCOME FUNDS
AIM Advisor Flex Fund                    GLOBAL GROWTH & INCOME FUNDS
AIM Advisor Large Cap Value Fund         AIM Global Growth & Income Fund
AIM Advisor Real Estate Fund             AIM Global Utilities Fund
AIM Balanced Fund
AIM Basic Value Fund                     GLOBAL INCOME FUNDS
AIM Charter Fund                         AIM Emerging Markets Debt Fund
                                         AIM Global Government Income Fund
INCOME FUNDS                             AIM Global Income Fund
AIM Floating Rate Fund                   AIM Strategic Income Fund
AIM High Yield Fund
AIM High Yield Fund II                   THEME FUNDS
AIM Income Fund                          AIM Global Consumer Products and Services Fund
AIM Intermediate Government Fund         AIM Global Financial Services Fund
AIM Limited Maturity Treasury Fund       AIM Global Health Care Fund
                                         AIM Global Infrastructure Fund
TAX-FREE INCOME FUNDS                    AIM Global Resources Fund
AIM High Income Municipal Fund           AIM Global Telecommunications and Technology Fund(B)
AIM Municipal Bond Fund                  AIM Global Trends Fund(C)
AIM Tax-Exempt Bond Fund of Connecticut
AIM Tax-Free Intermediate Fund

MONEY MARKET FUNDS
AIM Money Market Fund
AIM Tax-Exempt Cash Fund

(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (A) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. (B) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (C) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Prior to August 27, 1999, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after October 20, 1999, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

                                                         [AIM LOGO APPEARS HERE]

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

LTD-AR-1